John Hancock Funds II

Floating Rate Income Fund

Supplement dated January 3, 2014 to the current Class A, Class B, and Class C Shares Summary Prospectus of the fund, as may be supplemented from time to time.

Effective February 3, 2014, Class A front-end and deferred sales charges are being reduced, and the terms and holding schedule of the Class A deferred sales charge are being modified as set forth below. These changes will take effect on February 3, 2013 and purchases made prior to this date are subject to the front-end sales charges, deferred sales charges and holding schedules currently described in the fund's prospectus and statement of additional information.

The following amends and restates the information regarding Class A shares presented under the heading “Fees and expenses — Shareholder fees (fees paid directly from your investment)”:

Shareholder fees (fees paid directly from your investment)	Class A
Maximum front-end sales charge (load) on purchases, as a % of purchase price	2.50%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	0.50% (on certain purchases, including those of $250,000 or more)
Small account fee (for fund account balances under $1,000)	$20

In addition, the following amends and restates the information presented under the heading “Expense example”:

Expenses ($)	Class A
1 year	369
3 years	617
5 years	885
10 years	1,648

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.